UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) June 25, 1998
        ----------------------------------------------------------------




                            EQUITABLE RESOURCES, INC.
             (Exact name of registrant as specified in its charter)




            PENNSYLVANIA                   1-3551              25-0464690
    (State or other jurisdiction        (Commission           (IRS Employer
          of incorporation)             File Number)        Identification No.)




420 Boulevard of the Allies, Pittsburgh, Pennsylvania              15219
     (Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code        (412) 261-3000
                                                   -----------------------------



                                      NONE
          (Former name or former address, if changed since last report)

Item 5.       Other Events

              The registrant, Equitable Resources, Inc. (ERI), today announced that it will elect David L. Porges as the Company's, senior vice president and chief financial officer. Porges replaces Jeffrey Swoveland, who will resume his duties as vice president - finance and treasurer. Mr. Porges will assume his new position at ERI on July 1, 1998.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

     (c) A press release announcing the election of David L. Porges as the Company's senior vice president and chief financial officer effective July 1, 1998, is filed as Exhibit 99 to this report.




                                    SIGNATURE

              Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                          EQUITABLE RESOURCES, INC.
                                                (Registrant)


                                   By            /s/ Jeffrey C. Swoveland
                                                     Jeffrey C. Swoveland
                                          Vice President - Finance and Treasurer
                                          and Interim Chief Financial Officer


            June 25, 1998

                                  EXHIBIT INDEX



Exhibit No.             Department Description            Sequential Page No.

       99      Press release announcing the election             4
               of David L. Porges as the Company's
               senior vice president and chief financial officer